  Exhibit 10.181

*** Confidential Portion has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by three Asterisks.

ELEVENTH AMENDMENT TO THE FULL-TIME-TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Eleventh Amendment to the Full-Time Transponder Capacity Agreement (Pre-Launch) (the “Tenth Amendment”) is made and entered into as of this 23rd day of September, 2010 (the “Effective Date”) by and between INTELSAT CORPORATION, formerly known as PanAmSat Corporation, a Delaware corporation (“Intelsat”), and GCI COMMUNICATION CORP., an Alaskan corporation (“Customer”).

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with *** transponders and *** transponders on Horizons 1 and *** Transponder Segment from Horizons 1 and *** transponder on Galaxy 13;

WHEREAS, on April 6, 2010 Intelsat experienced a failure of a Galaxy Fleet Satellite which required Intelsat to place into operation the Galaxy Replacement Satellite;

WHEREAS, Intelsat is offering certain interim in-orbit protection capacity to Customer to provide additional restoration protection until the Galaxy Replacement Satellite is once again Available (as defined in the Agreement);

WHEREAS, Customer and Intelsat wish to amend the terms of the Agreement;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Except as specifically provided herein, all terms and provisions of the Agreement shall remain in full force and effect.

2.	Article 14, *** Protection for the *** Transponders. As of the Effective Date, this Article shall be deleted in its entirety and replaced with the following:

Article 14, *** Protection for the *** Transponders.  Provided that Customer has paid the Monthly Fee for each of the *** Transponders (the “*** Transponders) on a monthly basis, Intelsat shall provide, of a “first failed” basis with other Intelsat customers also purchasing such *** protection, *** transponders which meet their transponder performance specifications on “Galaxy XIII” or its successor or replacement satellite located at 127 degrees West Longitude (collectively, the “127 Degrees WL *** Transponders,” and individually the “127 Degrees *** Transponder”), in the event of an in-orbit catastrophic failure of Galaxy 18 or in the event that *** Transponders suffers a Confirmed Failure or becomes a Failed Transponder.  Subject to the conditions precedent set forth below, upon the Confirmed Failures of *** Transponders and the occurrence of *** Failed Transponders, Intelsat will provide Customer with all *** of *** 127 Degrees WL *** Transponders.  For purposes of determining priority to the *** protection for *** Transponder(s) among Customer and other Intelsat customers also purchasing *** protection, the first customer having a Failed Transponder shall be entitled to receive the use of *** protection; in the event of a simultaneous failure, the right to *** protections shall go to the party that executed its agreement with Intelsat first in time.  If Intelsat provides Customer with *** 127 Degrees WL *** Transponder on Galaxy XIII and Customer leases such transponder under this Section, then Customer’s obligation to pay the *** protection fee for the affected Transponder shall cease.  The conditions precedent to Intelsat’s obligation to provide and Customer’s right to, the *** protection for *** Transponder(s) as set forth herein shall be the payment by Customer of the Monthly Fee payable concurrently with the Commencement Date and on the first day of each month thereafter, the availability/non-pre-emption of *** 127 Degrees WL *** Transponders an Customer’s full compliance, in all material respects with the terms of this Agreement.  As of the Execution Date of this Agreement there exists no other lessee, customer or user on Galaxy 18 with the contractual right to use any of *** 127 Degrees WL *** Transponders on Galaxy XIII; however, the parties specifically understand and agree that *** 127 Degrees WL *** Transponders is classified as a *** Transponder as defined in Section 5.3A.  As a result, Customer’s use of *** 127 Degree *** Transponder will be subordinate to other Protected Parties on the Galaxy XIII who will have primary protection on *** 127 Degrees WL *** Transponder and as a result, Customer’s use of *** 127 Degrees WL *** Transponder may be preempted in which case Customer shall no longer pay for such *** protection fee for *** transponder.

IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Eleventh Amendment as of the day and year above written.

INTELSAT CORPORATION                                                                           GCI COMMUNICATION CORP.

By:       /s/Patricia Casey_______________                                                                           By:  /s/ Jimmy R. Sipes
Name:  __Patricia Casey_______________                                                                            Name:  Jimmy R. Sipes
Title:	Senior VP and Deputy General Counsel	Title: VP Network Services & Chief
Engineer